Common Stock and Convertible Preferred Stock Offering June 2008 Exhibit 99.1

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
FORWARD-LOOKING STATEMENT DISCLOSURE
This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-
looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) continued disruption in the fixed income markets; (4) adverse capital markets conditions; (5) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (6) increased competitive pressure among financial services companies; (7) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (8) consummation of significant business combinations or divestitures;
(9) operational or risk management failures due to technological or other factors; (10) changes in accounting or tax practices or requirements; (11) new legal obligations or liabilities or unfavorable resolution of litigation; (12) heightened regulatory practices, requirements or expectations; and
(13) disruption in the economy and general business climate as a result of terrorist activities or military actions. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward-looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange
Commission and are available at www.sec.gov.

Transaction Overview
• Perpetual
• 7.250% – 7.750% per annum, payable quarterly, Non-Cumulative
• 20 – 25%
• After 5 years of issuance, if stock price exceeds 130% of conversion price,
KEY may force conversion into common stock
Convertible Preferred Stock
Maturity:
Dividend Yield:
Conversion Premium:
Forced Conversion:
Citi Sole Book-Runner
• Common Equity
• Non-Cumulative Perpetual Convertible Preferred Stock
Securities Offered
90 days for the Company and Executive Officers and Directors, subject to certain exceptions
Lock-up
KEY   /   NYSE Ticker / Listing
15% Over – Allotment Option
$1.5 Billion Aggregate Offering Size
June 12, 2008 Expected Pricing
General Corporate Purposes Use of Proceeds

Recent Actions
Tax – Leasing Credit
On May 27
th
disclosed revised NCO guidance of
100-130 bps
- Increase from prior guidance of 65 – 90 bps
- Expect 2
nd
quarter NCOs of ~$500 million as
the Company deals aggressively with
reducing its CRE-Residential Property
exposure
Approximately $650 million of CRE-Residential
Property loans identified for sale during 2
nd
quarter
Expect higher net charge-offs from education
loans – primarily from $800 million of
predominantly non-Title IV loans
Expect NCOs to peak in 2
nd
quarter for both the
CRE-Residential Property and education
portfolios and decline in the 2
nd
half of the year
2
nd
quarter provision of ~$600 million to continue
building Loan Loss Reserve
2
nd
quarter after-tax charge of $1.1 billion to
$1.2 billion for LILO, QTE and Service
Contract Leases reflects the adverse decision
in the previously disclosed AWG Leasing
Litigation
- $475 million relates to interest cost on
the contested liabilities – will accrue at
$35-$40 million (after-tax) per quarter
until resolved
- $625-$725 million for a FASB 13-2
recalculation of lease income, two-thirds
of this amount should be recaptured in
future periods
Accounting charge – no immediate cash
impact
110 – 120 basis point negative impact on
capital ratios
Company will still pursue legal options

Rationale & Steps Taken to Bolster Key’s
Capital Position
Addresses head-on and resolves any potential capital issues arising from
LILO, QTE and Service Contracts related charges and the CRE-Residential
Properties portfolio
Strengthens the balance sheet and allows Key to retain top tier capital levels
Capital provides KEY with ability to grow while also providing a downside cushion should the U.S. economy deteriorate further
Rationale
Actions Being Taken
Raise $1.5 billion of common stock and perpetual convertible preferred stock
Reduce dividend to increase internal capital generation
– Intend to decrease quarterly dividend from $0.3750 to $0.1875 per share
– Approximate benefit of $200 million per annum pro forma for the anticipated capital raise
– Normalize payout ratio while maintaining an attractive dividend yield

7.04%
6.97%
6.87%
6.58%
6.85%
4.50%
5.50%
6.50%
7.50%
8.50%
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 PF Q2 '08
5.30% -
5.10%
6.80% -
6.60%
Pro Forma Capital Ratios
Fed defined
minimum-for
a “well capitalized” bank
Impact of $1.5 Billion common and preferred equity issuance
Peer median ratios. Peers include BBT, CMA, FITB, HBAN, MI, MTB, NCC, PNC, RF, STI, UB
Note: “PF Q2 ’08” are Q2 ’08 capital ratios adjusted for $1.1 Billion - $1.2 Billion of charges and a $1.5 Billion common and preferred equity issuance
Tangible Common Equity/ Tangible Assets Ratio Tangible Equity/ Tangible Assets Ratio
Tier 1 Capital Ratio Total Capital Ratio
6.85%
6.58%
6.87%
6.97%
7.04%
4.50%
5.50%
6.50%
7.50%
8.50%
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 PF Q2 '08
6.30% -
6.10%
5.30%
5.10%
12.34%
11.38%
11.76%
12.15%
12.20%
7.00%
9.00%
11.00%
13.00%
15.00%
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 PF Q2 '08
10.55%
12.25% -
12.05%
10.75%
6.00%
10.00%
8.15%
8.14%
7.94%
7.44%
8.33%
4.00%
6.00%
8.00%
10.00%
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 PF Q2 '08
8.40% -
8.20%
6.90% -
6.70%

Managing through the Credit Cycle
C&I Portfolio
Middle market and large corporate portfolios are well-diversified, granular and performing well
Modest migration consistent with credit cycle
Commercial Real Estate
Income Property Group performing well. Modest deterioration
expected with slowing economy
Residential Properties – active surveillance and portfolio management to reduce remaining exposures
Commercial Portfolio
Consumer Portfolio
Direct home equity loans performing well
Increased signs of pressure on indirect portfolios
Q4’07 exited dealer-originated home improvement lending
Mid-2006 stopped originating non-Title IV education loans

$ in millions
$320
$308
$329
$273
$353
$378
$570
$764
$1,115
0.48%
0.46%
0.50%
0.41%
0.54%
0.57%
0.83%
1.08%
1.46%
$0
$200
$400
$600
$800
$1,000
$1,200
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
0.30%
0.60%
0.90%
1.20%
1.50%
1.80%
NPA Trends
NPAs to Loans + OREO + Other NPAs
$610 $415 $228 $23 $10 $10 $37 $4 $4 CRE – Construction
61 77 72 102 99 58 106 29 25 OREO & Other
146 119 105 95 99 97 88 135 157 Consumer
185 112 124 117 101 60 62 105 97 C&I
113 41 41 41 44 48 36 35 37 CRE

Period-End Loans	Average Loans	Net Charge-offs	Net Charge-offs/ Avg. Loans	NPLs	Allowance/ NPLs	Ending Allowance	Allowance/ Period-End Loans

Credit Quality by Portfolio—1Q08
$ in millions
C&I 25,777 $ 25,411 $ 36 $    0.57% 147 $     273.5% 402 $    1.56%
Commercial Real Estate
Commercial Mortgage 10,479 10,283 4 0.17 113 186.7 211 2.01
Construction 8,473 8,468 25 1.18 610 58.7 358 4.23
Commercial Leasing
10,000 10,004 9 0.37 38 339.5 129 1.29
Residential Mortgage
1,954 1,916 4 0.73 34 32.4 11 0.56
Home Equity
Direct 9,678 9,693 8 0.34 60 66.7 40 0.41
Indirect 1,220 1,260 7 2.27 14 157.1 22 1.80
Consumer
Education 3,608 363 1 1.38 15 313.3 47 1.30
Marine 3,653 3,646 16 1.74 20 175.0 35 0.96
Other Indirect 336 339 3 3.33 1 1,100.0 11 3.27
Direct 1,266 1,305 7 2.27 2 1,600.0 32 2.53
Total 76,444 $ 72,688 $ 121 $  0.67% 1,054 $  123.1% 1,298 $ 1.70%
Note: Totals may not foot due to rounding.

CRE-Residential Properties account for less than 5% of total loans but
62% of NPLs
% of % of
NE SE SW Mid W Central West Total Total CRE NPLs
Nonowner-occupied
Residential Properties $449 $977 $251 $183 $418 $1,360 $3,638 19.2% 62.0%
Retail Properties 176 813 238 517 346 346 2,436 12.9 0.0
Multifamily Properties 239 498 389 300 411 477 2,314 12.2 1.7
Office Buildings 224 232 65 193 188 403 1305 6.9 0.1
Land and Development 143 210 159 48 156 143 859 4.5 0.0
Health Facilities 168 120 25 149 91 172 725 3.8 0.2
Warehouses 92 209 29 152 69 196 747 3.9 0.1
Hotels/Motels 53 75 0 21 36 55 240 1.3 0.0
Manufacturing Facilities 3 28 17 12 1 15 76 0.4 0.0
Other 186 22 2 184 219 228 841 4.4 0.2
Total Nonowner $1,733 $3,184 $1,175 $1,759 $1,935 $3,395 $13,181 69.5% 64.3%
Owner-occupied $1,193 $236 $102 $2,074 $510 $1,656 $5,771 30.5% 4.3%
Total  CRE $2,926 $3,420 $1,277 $3,833 $2,445 $5,051 $18,952 100.0% 68.6%
Nonowner-occupied
Non-performing Loans $14 $226 $66 $40 $23 $309 $678 -- 64.3%
90+ Days Past Due 6 16 13 2 4 79 120 -- 42.4
30–89 Days Past Due 68 140 19 10 6 265 508 -- 43.5
Geographic Region
(1)
(2)
Commercial Real Estate Loans
March 31, 2008
$ in millions
Note: Totals may not foot due to rounding.
(1) Segment NPLs are taken as a percentage of total Key NPLs.  Total Key NPLs were $1,054 as of 03/31/2008.
(2) NPLs, 90+ Days Past Due, and 30-89 Days Past Due are taken as a percentage of total Key NPLs of $1,054 million, total Key 90+
Days Past Due amounts of $283 million, and total Key 30-89 Days Past Due amounts of $1,169 million as of 03/31/2008.

Commercial Real Estate
Residential Properties:  $3.6 Billion
$1.4 B
$0.2 B
$0.4 B
$0.2 B
$1.0 B
$0.4 B
Nonperforming & Past Due Loan
$ in millions
NE SE SW MW Central West Total
Nonperforming loans $10 $226 $66 $38 $5 $308 $653
90+ days past due 5 4         13       1         4           51       78
30 — 89 days past due 49       107     19 6         6           203     390
$0.7 B
California
$0.6 B
Florida
90% of CRE related NPLs
62% of Total NPLs

Strategic Position
Significant business and geographic
diversification
Focus on client-relationship banking
Maintain a disciplined, proactive risk
management culture
Focus on expense management
1
2
3
4

Diversified Business Mix
9%
15%
10%
9%
7% 50%
National Banking
Community Banking
Institutional and Capital Markets
Victory Capital Management
Consumer Finance
Equipment Finance
First Quarter 2008 Revenue (TE)
Real Estate Capital and
Corporate Banking Services
Excludes Other Segments (Corporate Treasury and Principal Investing) and Reconciling Items.
Commercial Banking
Regional Banking
Retail Banking
Business Banking
Private Banking
Wealth Management
TE = Taxable Equivalent

Geographically Diverse Community Banking
Great Lakes
Core Deposits: 33%
Commercial Loans: 31%
Home Equity Loans: 30%
Northwest
Core Deposits: 23%
Commercial Loans: 26%
Home Equity Loans: 28%
Rocky Mountains
Core Deposits: 8%
Commercial Loans: 13%
Home Equity Loans: 13%
Northeast
Core Deposits: 32%
Commercial Loans: 21%
Home Equity Loans: 28%
Note: Percentages are based on quarterly average balances and exclude core deposits, commercial loans and home equity loans centrally managed outside of the four community banking regions.
March 31, 2008

14 Investing in the Community Bank Human Capital Client Experience Desktop Teller21 System Branch Modernization

National Banking – Unique Mix of Businesses
Real Estate Capital and Corporate Banking Services
1,000 clients
#5 CMBS master/primary servicer
$131 Billion in CRE servicing assets
$4 Billion in related Escrow Balances
Equipment Finance
100,000 clients worldwide
U.S. sales offices in 25 states / Global sales offices in 26 countries
Institutional and Capital Markets
1,200 institutional clients with revenues of over $250 million
8-Sector Focus (consumer, corporate banking, energy/utilities, financial services, financial sponsors, industrial, real estate investment banking and technology)
Victory Capital – Assets Under Management:  $58 billion
Consumer Finance
Completed Tuition Management Systems acquisition on October 1, 2007
Lines of Business
People and products aligned around targeted client segments
Active and collaborative risk management process
Opportunity to continue to penetrate Key’s client base
Focused on noninterest income, balance sheet management and improving cross-sell

Victory Capital Management
Investment Performance Ranking vs. Peers
Product Rank Product Rank
5 Year*
Victory Products vs. PSN Universe
Victory Products PSN Universe
1. Diversified Equity Large Core
2. Large Cap Growth Large Cap Growth
3. Intrinsic Value Large Cap Value
4. Deep Value Large Cap Value
5. Mid Cap Equity Mid Cap Core
6. Small Cap Value Small Cap Value
7.
Convertibles Convertibles
8.
Core Fixed Income Core Fixed Intermediate (3-7 yrs.) 9.
Int. Fixed Income Intermediate Duration Controlled 10.
Short Fixed Income Short Gov/Agencies Controlled
11.
Long Municipals Long ( >7 yrs.) Municipals
12.
Intermediate Municipals Intermediate (3-7 yrs.) Municipals 13.
International Small Cap International Small Growth
1 1 Above 75th
13 13 Total
3 2 Below 75th
3 1 Above Median
3 7 Above 25th
3 2 Top Decile
5 yr* 3 yr* Rankings
Top Decile
25th
Median
75th
Bottom Decile
Percentile
5
1
3
7
2
9
11
12
6
8
13
4
3 Year*
10
1
2
3
4
5
6
8 9
10
11
12
13
7
Source: Victory Capital Management Inc. and PSN manager database accessed through Zephyr
StyleADVISOR™.
* Strategy and universes are as of 03.31.2008. Universe query selected based on inclusion of stated universe. Composite returns reflected are gross of fees. Past performance should not be considered indicative of future results. Victory Capital Management Inc. is a subsidiary of KeyBank,
National Association.

Summary
Strong balance sheet and capital position
Diversified loan portfolio
Relationship-based book of business
Experienced management team
Conservative risk management focus
Positions Company to take advantage of
opportunities in the current market

* * * * * * * *